SUPPLEMENT DATED NOVEMBER 4, 2005 TO THE PROSPECTUS
                             DATED OCTOBER 26, 2005
                 AS IT RELATES TO THE PORTFOLIO SET FORTH BELOW

                               FILE NO. 333-129090

                CLAYMORE SECURITIES DEFINED PORTFOLIO, SERIES 256

                         TECHNOLOGY PORTFOLIO, SERIES 2

Notwithstanding anything to the contrary in the Prospectus, the following replaces the "Principal Investment Strategy" section of the Prospectus:

                          PRINCIPAL INVESTMENT STRATEGY

         The trust consists of 43 stocks classified as being in the information technology sector by the Global Industry Classification Standard ("GICS"). The trust is diversified across the information technology sector and includes the following industries: communications equipment, computers and peripherals, electronic equipment and instrumentation, internet software and services, IT services, semiconductors and semiconductor equipment and software. The sponsor selects stocks for the trust within the sector that it believes have the potential to achieve the trust's investment objective.

         The following chart illustrates the one, three and five-year sector returns of the ten Global Industry Classification Standard ("GICS") sectors as determined by Standard & Poor's. The technology sector has been the next-to-last performing sector over the last two years and the third best performing sector over the last one year, surpassed only by utilities and energy. Based on this sector's recent performance, the sponsor believes now may be an opportune time to invest in the technology sector.

              1-YEAR, 3-YEAR & 5-YEAR GICS SECTOR TOTAL RETURNS (%)

                       (1-Year Return: 9/30/04 - 09/30/05;
                       3-Year Return: 09/30/02 - 09/30/05;
                       5-Year Return: 09/29/00 - 09/30/05)

SECTOR                                 1-YEAR      3-YEAR       5-YEAR

Consumer Discretionary                  3.99%       42.84%         3.22%
Consumer Staples                        8.94%       18.15%        21.93%
Energy                                 45.86%      134.02%        68.61%
Financials                              3.45%       42.69%         1.64%
Health Care                             8.82%       23.28%        -8.99%
Industrials                             5.18%       51.67%        -3.46%
Information Technology                 12.79%       81.99%       -54.20%
Materials                              -0.24%       54.61%        56.38%
Telecommunication Services             -1.21%       50.28%       -50.87%
Utilities                              33.76%       80.55%       -18.58%